Bear Stearns Asset Backed Securities, Inc.
                                          Asset-Backed Securities, Series 2001-3




                                 INDEMNIFICATION
                                       AND
                             CONTRIBUTION AGREEMENT


     AGREEMENT, dated November 27, 2001 (this "Agreement"), among Bear Stearns Asset Backed Securities, Inc., a Delaware corporation ("BSABS"), EMC Mortgage Corporation, a Delaware corporation (the "Seller"), Bear, Stearns & Co. Inc., as an underwriter ("Bear Stearns"), and Countrywide Securities Corporation, as an underwriter ("Countrywide," and together with Bear Stearns, the "Underwriters").


                                   WITNESSETH:


     WHEREAS, BSABS and the Underwriters are parties to the Underwriting Agreement (defined below), providing for the sale by BSABS and the purchase, severally and not jointly, by the Underwriters of the Public Certificates (defined below); and

     WHEREAS, as an inducement to the Underwriters to enter into the Underwriting Agreement, BSABS and the Underwriters wish to provide for indemnification and contribution on the terms and conditions hereinafter set forth; and

     WHEREAS, substantially all of the purchase price to be paid by BSABS to the Seller for the Mortgage Loans will consist of the proceeds of the sale by BSABS to the Underwriters of the Public Certificates and as an inducement to the Underwriters to enter into the Underwriting Agreement, the Seller agrees to perform certain obligations set forth herein;

     NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   Definitions

     1.1 CERTAIN DEFINED TERMS.

          The following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

          ACT: The Securities Act of 1933, as amended.

          AGREEMENT: This Indemnification and Contribution Agreement, as the same may be amended in accordance with the terms hereof.

          BASE PROSPECTUS: The prospectus dated November 27, 2001, as the same may be amended or supplemented, of BSABS relating to the offering from time to time of one or more series of mortgage pass-through certificates.

          BEAR STEARNS: Bear, Stearns & Co. Inc., as an underwriter.

          BSABS: Bear Stearns Asset Backed Securities, Inc., a Delaware corporation and its successors in interest.

          BSABS PROSPECTUS INFORMATION: All information contained or incorporated in the Prospectus other than the Underwriter Information.

          BSABS REGISTRATION INFORMATION: All information contained or incorporated in the Registration Statement.

          CERTIFICATES: The Asset-Backed Certificates, Series 2001-3, issued by BSABS.

          CLOSING DATE: On or about November 30, 2001.

          COMPUTATIONAL MATERIALS: Computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.

          COUNTRYWIDE: Countrywide Securities Corporation, as an underwriter.

          EXCHANGE ACT: The Securities Exchange Act of 1934, as amended.

          FORM 8-K: The Current Report on Form 8-K, if any, filed by or on behalf of BSABS with respect to the Mortgage Loans and including any Computational Materials furnished by one or more of the Underwriters.

          PROSPECTUS: The Base Prospectus together with the Prospectus
Supplement.

          PROSPECTUS SUPPLEMENT: The Prospectus Supplement dated the date hereof, as the same may be amended or supplemented, of BSABS relating to the offering of the Public Certificates.

          PUBLIC CERTIFICATES: The Class A-1, Class A-2, Class A-3, Class A-IO, Class M-1, Class M-2, Class B, Class R-1, Class R-2 and Class R-3 Certificates offered by the Prospectus.

          REGISTRATION STATEMENT: As defined in the Underwriting Agreement.

          SELLER: EMC Mortgage Corporation and its successors in interest.

          SELLER MORTGAGE LOAN INFORMATION: Information relating to the Mortgage Loans furnished by the Seller to the Underwriters, upon which the mathematical calculations reflected in the Computational Materials of the Underwriter are based.

          SELLER INFORMATION: The written information furnished by or on behalf of the Seller to BSABS specifically for use in connection with the preparation of the Registration Statement or the Prospectus, such information being the Seller Mortgage Loan Information and the information relating to the Seller, in its capacity as Master Servicer set forth in the Prospectus Supplement under the caption "Servicing of the Mortgage Loans--The Master Servicer" therein.

          SPREAD: The excess, if any, of (i) the purchase prices paid by investors to the Underwriters for the Public Certificates, over (ii) the purchase price paid by the Underwriters to BSABS for the Public Certificates pursuant to the Underwriting Agreement.

          UNDERWRITERS: Collective reference to Bear Stearns and Countrywide, which are, severally and not jointly, purchasing the Public Certificates pursuant to the Underwriting Agreement.

          UNDERWRITER INFORMATION: The only written information furnished by or on behalf of the Underwriters to BSABS specifically for use in connection with the preparation of the Registration Statement or the Prospectus, such information being (i) the information relating to the Underwriters set forth in the Prospectus Supplement in the last two paragraphs of the cover page thereof and under the caption "Method of Distribution" therein and (ii) any Computational Materials prepared by the Underwriters, furnished to BSABS and included in the Form 8-K; PROVIDED, HOWEVER, that such Computational Materials shall not include any Seller Mortgage Loan Information or any errors in the mathematical calculations reflected in such Computational Materials to the extent such errors result from such Seller Mortgage Loan Information.

          UNDERWRITING AGREEMENT: The Underwriting Agreement, dated the date hereof, between BSABS and the Underwriters providing for the purchase and sale of the Public Certificates, including for this purpose the Pricing Letter of even date related thereto.

     1.2 OTHER TERMS.

          Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Underwriting Agreement.

     1.3 INTERPRETIVE PRINCIPLE.

          An Underwriter may be acting in more than one capacity. References herein to an Underwriter acting in a particular capacity shall refer to such Underwriter in such capacity only and shall not refer to other capacities, if any, being served by such Underwriter.

                                   ARTICLE II

                         Representations and Warranties

     2.1 MUTUAL REPRESENTATION.

          Each party hereto represents to the other parties hereto that:

     (a) the execution, performance and delivery of this Agreement has been duly authorized by such party;

     (b) this Agreement has been duly executed and delivered by such party; and

     (c) this Agreement constitutes the legal and valid obligation of such party.

     2.2 OTHER REPRESENTATIONS.

     (a) BSABS has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement; and

     (b) The Seller has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

     2.3 COMPUTATIONAL MATERIALS.

          Each Underwriter which desires to furnish Computational Materials to BSABS shall furnish copies thereof, in both printed and electronic format, to Stroock & Stroock & Lavan LLP no later than 10:00 a.m. New York City time on the business day prior to the day on which the Prospectus Supplement is being cleared for printing. In addition, each Underwriter which has so furnished Computational Materials to BSABS hereby represents as to the materials it has furnished as follows:

     (a) The Computational Materials so furnished by such Underwriter include all Computational Materials prepared by such Underwriter that:

               (i) are generated based on assumptions regarding the payment priorities and characteristics of a Class of Certificates that is actually issued and purchased by an Underwriter; and

               (ii) are provided to prospective investors under the following conditions prior to the time of filing of the Prospectus pursuant to Rule 424(b):

               (A) in the case of each prospective investor that has orally indicated to such Underwriter that it will purchase all or a portion of the Class of Certificates to which such Computational Materials relate, the Computational Materials relating to such Class that are sent to such prospective investor; and

               (B) for any other prospective investor, all Computational Materials that are sent to such prospective investor after the structure for the Certificates is finalized;

          PROVIDED, HOWEVER, that the Computational Materials so furnished need not include any Computational Materials that relate to abandoned structures or that are furnished to prospective investors prior to the time that the structure of the Certificates is finalized where such investors have not indicated to such Underwriter their intention to purchase the Class or Classes of Certificates described in such Computational Materials.

     (b) The Computational Materials included in the Underwriters Information, pursuant to the definition thereof do not contain an untrue statement of a material fact or, when read in conjunction with the Prospectus as an integral document, omit to state a material fact necessary to make such statements, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that no representation is made that the Prospectus (exclusive of such Computational Materials and the Underwriters Information) does not include any untrue statements of a material fact and does not omit to state any material facts necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

     (c) The Computational Materials contain customary legends regarding the assumptions on which they are based and the absence of assurances or representations as to the actual rate or timing of principal payments or prepayments on any of the Mortgage Loans or the performance characteristics of the Certificates, and a statement to the effect that the Computational Materials were prepared by the applicable Underwriter in reliance on information regarding the Mortgage Loans furnished by BSABS or the Seller on its behalf.

     (d) Neither BSABS nor any of its affiliates participated in the preparation of the Computational Materials other than by supplying the Seller Mortgage Loan Information to the Underwriter.

     (e) At or prior to the time any Computational Materials are furnished to BSABS for filing on the Form 8-K, the Underwriter furnishing such Computational Materials will provide to BSABS and such Underwriter a letter, in form and substance reasonably satisfactory to BSABS and such Underwriter, of a firm of independent public accountants of national reputation to the effect that such accountants have performed certain specified procedures with respect to such Computational Materials and have found no exceptions, other than such exceptions as are acceptable to BSABS and the Underwriter.

                                  ARTICLE III

                                 Indemnification

     3.1 INDEMNIFICATION.

          (a) BSABS agrees to indemnify and hold harmless each Underwriter and each person who controls an Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, costs, claims, damages or liabilities, joint or several, to which they may become subject under the Act, the Exchange Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, costs, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the BSABS Prospectus Information or the BSABS Registration Information or in any revision or amendment thereof or supplement thereto or arise out of or are based upon the omission or alleged omission to state in the BSABS Registration Information, the BSABS Prospectus Information or in any revision or amendment thereof or supplement thereto a material fact required to be stated therein necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by it or him in connection with investigating or defending any such loss, cost, claim, damage, liability or action; PROVIDED, HOWEVER, that BSABS shall not be liable to a particular Underwriter or any person who controls such Underwriter to the extent that any misstatement or alleged misstatement or omission or alleged omission was (i) made in reliance upon and in conformity with the Underwriters Information provided by such Underwriter, and (ii) in the case of the BSABS Prospectus Information, to the extent that such misstatement or omission was corrected and such Underwriter did not deliver, at or prior to the written confirmation of such sale, a copy of the Prospectus as then revised, amended or supplemented in any case where such delivery is required by the Act or the Exchange Act, if BSABS has previously furnished copies thereof to the Underwriters in accordance with the terms of the Underwriting Agreement. This indemnity agreement will be in addition to any liability which BSABS may otherwise have.

          (b) Each Underwriter severally agrees to indemnify and hold harmless BSABS, its officers who signed the Registration Statement or any amendment thereof, its directors, and each person who controls BSABS within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnities from BSABS to each Underwriter; PROVIDED, HOWEVER, that an Underwriter will be liable in any such case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Underwriters Information provided by such Underwriter; PROVIDED, FURTHER, that each Underwriter shall not be liable to BSABS or any person who controls BSABS to the extent that any misstatement or alleged misstatement or omission or alleged omission was made in reliance upon and in conformity with the Seller Information; and PROVIDED, FURTHER, that any such omission or alleged omission relating to the Computational Materials included in the Underwriters Information, pursuant to the definition thereof shall be determined by reading such Computational Materials in conjunction with the Prospectus as an integral document and in light of the circumstances under which such statements in the Computational Materials and Prospectus were made. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section
3.1 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 3.1, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 3.1. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to elect separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel for each of, and approved by, the Underwriters, in the case of paragraph (a) of this Section 3.1, representing the related indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). No indemnifying party shall, without the consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     3.2 CONTRIBUTION.

          (a) If the indemnification provided for in Section 3.1 is unavailable or insufficient to hold harmless an indemnified party under Section 3.1(a) or
(b), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, costs, claims, damages or liabilities referred to in Section 3.1 above in such proportion as is appropriate to reflect the following: (A) in the case of any Underwriter which did not furnish Computational Materials as provided in Section 2.3 hereof (i) in such proportion as is appropriate to reflect the relative benefits received by BSABS on the one hand and the Underwriters on the other from the offering of the Public Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of BSABS on the one hand and the Underwriters on the other in connection with the statements or omissions or alleged statements or alleged omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations; or (B) in the case of any Underwriter which did so furnish Computational Materials, (i) the relative benefits received by BSABS on the one hand and the Underwriters on the other from the offering of the Public Certificates and (ii) the relative fault of BSABS on the one hand and the Underwriters on the other in connection with the statements or omissions or alleged statements or alleged omissions which resulted in such losses, costs, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by BSABS on the one hand and the Underwriters on the other shall be in such proportion so that the Underwriters are responsible for an amount equal to their respective Spread and BSABS is responsible for the balance. The relative benefits received by the Underwriters shall be the aggregate Spread. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omissions or alleged omission to state a material fact relates to information supplied by BSABS or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, costs, claims, damages or liabilities referred to in the first sentence of this Section 3.2(a) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 3.2(a). An Underwriter shall not be required to contribute any amount in excess of (x) its Spread, over (y) the amount of any damages which the applicable Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission; PROVIDED, HOWEVER, that if the statements or omissions or alleged statements or alleged omissions which resulted in contribution were contained in or omitted from Computational Materials filed on the Form 8-K, the preceding limitation on contribution shall be inapplicable to the Underwriter which furnished such Computational Materials. The obligation of any Underwriter to contribute under this Section 3.2 is several in proportion to the Spread. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (b) Each Underwriter, severally and not jointly, agrees to contribute to the losses, costs, claims, damages or liabilities paid or incurred by any other Underwriter to the extent such other Underwriter has paid or incurred losses, costs, claims, damages or liabilities in excess of its Spread; PROVIDED, HOWEVER, that if any Underwriter defaults in its obligation to any other Underwriter hereunder, each non-defaulting Underwriter shall contribute to the applicable payment of the defaulted obligations as set forth above; and PROVIDED, FURTHER that if an Underwriter is required to contribute an amount in excess of its Spread because such Underwriter's Computational Materials resulted in the contribution, the other Underwriter shall not be required to contribute in excess of its Spread.

     3.3 BENEFITS.

          The obligations of BSABS under this Article III shall be in addition to any liability which BSABS may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls an Underwriter within the meaning of the Act; and the obligations of each Underwriter under this
Article III shall be in addition to any liability which such Underwriter may otherwise have and shall have extended upon the same terms and conditions, to the officers of BSABS who signed the Registration Statement or any amendment thereof, to its directors, and to each person who controls BSABS within the meaning of either the Act or the Exchange Act.

     3.4 SELLER OBLIGATION.

          The Seller agrees with each Underwriter, for the sole and exclusive benefit of such Underwriter and each person who controls such Underwriter within the meaning of either the Act or the Exchange Act and not for the benefit of any assignee thereof or any other person or persons dealing with such Underwriter, to indemnify and hold harmless each Underwriter and each person who controls such Underwriter within the meaning of either the Act or the Exchange Act against any failure by BSABS to perform any of its obligations under this Agreement. The Seller agrees that there are no conditions precedent to the obligations of the Seller hereunder other than written demand to BSABS to perform its obligations under this Agreement.

                                   ARTICLE IV

                                    Expenses

     4.1 OTHER EXPENSES.

          Any costs and expenses incurred in connection with the qualification of any of the Public Certificates under the "blue sky" or securities laws of any state shall be paid by the Underwriter requesting such action. Unless otherwise agreed to among the Underwriters, any advertising or "tombstone" expenses shall be paid by the Underwriter incurring the same. Each Underwriter shall be responsible for all other costs and expenses incurred by it in connection with the purchase and sale of the Public Certificates.

     4.2 OID CALCULATIONS.

          If an Underwriter fails to provide BSABS with original issue discount ("OID") calculations within five business days after the Closing Date for any Certificates purchased by such Underwriter, such Underwriter agrees to reimburse the Trust Fund for any penalties actually incurred by the Trust Fund resulting from the failure of the Trust Fund to legend the Certificates with OID information or for any delay in legending, as well as for any other penalties actually imposed on the Trust Fund resulting from not having the OID information or for having such information late.

                                   ARTICLE V

                                     General

     5.1 SURVIVAL.

          This Agreement and the obligations of the parties hereunder shall survive the purchase and sale of the Public Certificates and any termination of the Underwriting Agreement.

     5.2 SUCCESSORS.

          This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Article III hereof and their respective successors and assigns, and no other person will have any right or obligation hereunder.

     5.3 APPLICABLE LAW.

          THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK DISREGARDING PRINCIPLES OF CONFLICT OF LAWS.

     5.4 MISCELLANEOUS.

          Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

     5.5 NOTICES.

          All communications hereunder shall be in writing and effective only on receipt and, if sent to an Underwriter, shall be delivered to the address specified on the signature page hereof; or if sent to BSABS, shall be delivered to Bear Stearns Asset Backed Securities, Inc., 245 Park Avenue, New York, New York 10167, attention of Chief Counsel, or if sent to the Seller, shall be delivered to EMC Mortgage Corporation, 909 Hidden Ridge Drive, Irving, Texas 75038, Attention: Edward Raice, or such other address as may be hereafter furnished to the other parties hereto.

          IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers on the date first above written.

                                   BEAR STEARNS ASSET BACKED SECURITIES, INC.


                                   By:  /S/ JOSEPH T. JURKOWSKI, JR.
                                        ---------------------------------------
                                   Name:   Joseph T. Jurkowski, Jr.
                                   Title:  Vice President


                                   EMC MORTGAGE CORPORATION


                                   By:  /S/ JOHN BABKOW
                                        ---------------------------------------
                                   Name:   John Babkow
                                   Title:  Managing Director


                                   COUNTRYWIDE SECURITIES CORPORATION


                                   By:  /S/ MICHAEL SCHLOESSMANN
                                        ---------------------------------------
                                   Name:   Michael Schloessmann
                                   Title:  Executive Vice President
                                   Address:   4500 Park Granada,
                                   Calabasas, California 91302


                                   BEAR, STEARNS & CO. INC.


                                   By:  /S/ JEFFREY VERSCHLEISER
                                        ---------------------------------------
                                   Name:    Jeffrey Verschleiser
                                   Title:   Senior Managing Director
                                   Address:  245 Park Avenue
                                             New York, New York 10167